THE ALLIANCEBERNSTEIN GROWTH FUNDS

-AllianceBernstein Small Cap Growth Portfolio

(the “Fund”)

Supplement dated February 6, 2013 to the Prospectus (the “Prospectus”) and Summary Prospectus (the “Summary” and together with the Prospectus, the “Prospectuses”) dated November 1, 2012 of the Fund.

The following replaces the introductory paragraph in the Summary Information in the Prospectuses:

Effective February 1, 2013, the Fund is closed to new investors except as described below. Current shareholders as of January 31, 2013, may continue to purchase additional Fund shares, including through reinvestment of dividends and capital gains distributions and exchanges. In addition, the following categories of shareholders and investors may continue to purchase Fund shares: (i) investors that have entered into a letter of intent prior to January 31, 2013; (ii) participants in group retirement plans that offer shares of the Fund as an investment option as of January 31, 2013; (iii) wrap fee programs or financial intermediaries charging asset-based fees that purchase shares on behalf of clients in existing accounts holding shares of the Fund as of January 31, 2013; and (iv) customers of certain other financial intermediaries as approved by the Adviser.

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The following replaces the second two paragraphs after the first paragraph under the heading “Investing in the Funds” in the Prospectus:

Effective February 1, 2013, the AllianceBernstein Small Cap Growth Portfolio is closed to certain new investors except as described below. Current shareholders as of January 31, 2013, may continue to purchase additional Fund shares, including through reinvestment of dividends and capital gains distributions and exchanges. In addition, the following categories of shareholders and investors may continue to purchase Fund shares: (i) investors that have entered into a letter of intent prior to January 31, 2013; (ii) participants in group retirement plans that offer shares of the Fund as an investment option as of January 31, 2013; (iii) wrap fee programs or financial intermediaries charging asset-based fees that purchase shares on behalf of clients in existing accounts holding shares of the Fund as of January 31, 2013; and (iv) customers of certain other financial intermediaries as approved by the Adviser.

Except as otherwise noted, these restrictions apply to investments made directly in the AllianceBernstein Small Cap Growth Portfolio through its transfer agent and investments made through financial institutions and/or intermediaries. The Fund may: (i) make additional exceptions to the suspension policy that, in the Adviser’s judgment, do not adversely affect the Adviser’s ability to manage the Fund; (ii) reject any investment or refuse any exception, including those detailed above, that the Adviser believes will adversely affect its ability to manage the Fund; and (iii) close and/or reopen the Fund to new or existing shareholders at any time.

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This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectuses for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

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